UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 1, 2017

LSB INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7677	73-1015226
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

16 South Pennsylvania Avenue,

Oklahoma City, Oklahoma 73107

Registrant’s telephone number, including area code: (405) 235-4546

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 1, 2017, LSB Industries, Inc. (the “Company”) held its 2017 Annual Meeting of Stockholders (the “2017 Annual Meeting”). At the 2017 Annual Meeting, the stockholders: (i) elected the one director nominee listed in the Company’s proxy statement to serve on the Board of Directors for terms expiring in 2019 and three director nominee listed in the Company’s proxy statement to serve on the Board of Directors for terms expiring in 2020; (ii) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2017; (iii) approved, on an advisory basis, a resolution approving the 2016 compensation of the Company’s named executive officers, which is commonly referred to as a “say-on-pay” vote; and (iv) approved, on an advisory basis, a resolution approving that future “say-on-pay” votes be held every year.

The final voting results for each of these matters are set forth below.

1. Election of four nominees to the Company’s Board of Directors whose term expires in 2019 or 2020

Name	Number of Votes For	Number of Votes Withheld
Joseph E. Reece (2019)	20,884,689	135,569
Daniel D. Greenwell (2020)	20,549,664	470,594
William F. Murdy (2020)	16,202,008	4,818,250
Marran H. Ogilvie (2020)	18,609,232	2,411,026

In addition, there were 5,926,476 broker non-votes associated with respect to each nominee. All director nominees were duly elected at the 2017 Annual Meeting. Each of the individuals named in the above table will serve as director until the 2019 or 2020 annual meeting of stockholders or until his/her successor is duly elected and qualified.

2. Ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm for 2017

For	Against	Abstain
26,517,058	75,766	353,910

There were no broker non-votes on this matter.

3. Approval, on an advisory basis, of the compensation of the Company’s named executive officers

For	Against	Abstain	Broker Non-Votes
15,776,386	5,077,439	166,433	5,926,476

4. Frequency of advisory vote on executive compensation

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
20,599,838	56,362	344,388	19,670	5,926,476

In light of the results on proposal number 4, the Company’s Board of Directors has decided that it will continue to include a “say-on-pay” vote every year until the next required advisory vote on the frequency of such votes which, in accordance with applicable law, will occur no later than the Company’s Annual Meeting in 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 13, 2017

LSB INDUSTRIES, INC.

By:	/s/ Michael J. Foster
Name:	Michael J. Foster
Title:	Senior Vice President and General Counsel